UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 18, 2005

ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700

(Commission File Number)	(IRS Employer Identification No.)

17300 North Dallas Parkway, Suite 2000
Dallas, Texas	75248-1191

(Address of Principal Executive Offices)	(Zip Code)
(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     In connection with the closing of the sale of substantially all the assets of Delta Computec Inc. (the “Seller”), a wholly-owned subsidiary of ViewCast.com, Inc. (the “Parent”) on November 18, 2005 as further described in “Item 2.01 — Completion of Acquisition or Disposition of Assets,” the Seller released John DeVito, the President of Seller, from the confidentiality, non-competition and non-solicitation provisions of his employment agreement, such that John DeVito could work for Delta Computec LLC (the “Buyer”) upon completion of the sale.
Item 1.02. Termination of a Material Definitive Agreement
     In connection with the closing of the sale of substantially all the assets of Seller on November 18, 2005 as further described in “Item 2.01 — Completion of Acquisition or Disposition of Assets,” John DeVito, the President of the Seller, terminated his employment and his employment agreement with the Seller. In addition, in connection with the closing of the sale of substantially all of the assets of Seller, Seller terminated its obligations pursuant to the Revolving Loan Agreement between Seller and Keltic Financial Partners LP.
Item 2.01 Completion of Acquisition or Disposition of Assets
     On November 18, 2005, Seller completed the sale of substantially all of its assets to Buyer pursuant to the terms of the Asset Purchase Agreement (the “Agreement”) dated October 11, 2005 by and among Buyer, Seller and Parent. John DeVito, the President of Seller, is a minority owner of and President and Chief Executive Officer of Buyer. Pursuant to the terms of the Agreement, Seller received $3,000,000 in cash, Buyer assumed certain liabilities as set forth in the Agreement and Seller has the potential to receive up to $300,000 in contingent earnout payments during the three year period after closing. The amount of the consideration was determined by arm’s length negotiations between the Seller and the Buyer.
Item 9.01 Financial Statements and Exhibits.
(b)	Pro Forma Financial Information

Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2005

Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2005

Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2004

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	As Reported	As Reported		Proforma
	December 31,	September 30,	Proforma	September 30,
	2004	2005	AJE	2005
		(Unaudited)		(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$247,121	$8,078		$8,078
Accounts receivable, less allowance for doubtful accounts of $13,382 and $67,213 at December 31, 2004 and September 30, 2005 respectively	1,045,403	1,319,501		1,319,501
Inventories	1,557,389	2,120,010		2,120,010
Prepaid expenses	106,986	134,748		134,748
Assets of discontinued operations	5,113,778	5,344,727	(5,344,727)	—

Total current assets	8,070,677	8,927,064	(5,344,727)	3,582,337

Property and equipment, net	223,810	252,079		252,079
Software development costs, net	184,396	138,297		138,297
Deposits	43,811	29,326		29,326

Total assets	$8,522,694	$9,346,766	$(5,344,727)	$4,002,039

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$690,274	$976,704		$976,704
Accrued expenses	904,921	1,590,410	(200,543)	1,389,867
Deferred revenue	41,897	30,655		30,655
Stockholder line of credit	2,900,000	4,050,000	(3,000,000)	1,050,000
Current maturities of long-term debt	121,432	218,673		218,673
Series D redeemable convertible preferred stock	1,506,700	—		—
Liabilities of discontinued operations	1,907,740	1,968,417	(1,968,417)	—

Total current liabilities	8,072,964	8,834,859	(5,168,960)	3,665,899

Long-term debt less current maturities	11,325	5,497		5,497
Stockholder note payable	6,794,422	6,698,456		6,698,456
Stockholder accrued interest	1,626,754	1,898,014		1,898,014

Commitments and contingencies	—	—		—

Stockholders’ deficit:
Proforma adjustment				—
Preferred stock, $0.0001 par value, authorized 5,000,000 shares:
Series B convertible — issued and outstanding shares - 800,000	80	80		80
Series C convertible — issued and outstanding shares - 200,000	20	20		20
Common stock, $.0001 par value, authorized 100,000,000 shares:
Issued shares — 23,104,942 and 25,889,456 at December 31, 2004 and September 30, 2005, respectively	2,310	2,589		2,589

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	As Reported	As Reported		Proforma
	December 31,	September 30,	Proforma	September 30,
	2004	2005	AJE	2005
Additional paid-in capital	57,715,654	59,718,391		59,718,391
Accumulated deficit	(65,688,929)	(67,799,234)	(175,767)	(67,975,001)
Treasury stock, 261,497 shares at cost	(11,906)	(11,906)		(11,906)

Total stockholders’ deficit	(7,982,771)	(8,090,060)	(175,767)	(8,265,827)

Total liabilities and stockholders’ deficit	$8,522,694	$9,346,766	$(5,344,727)	$4,002,039

Note —	The proforma adjustments reflect the removal of the assets, liabilities and net income of the discontinued operation as of 9-30-05. The $3,000,000 of cash proceeds are assumed to have been received at January 1, 2005 and used to reduce debt. Due to the reduced debt level, a proforma adjustment was made to reduce interest expense and accrued interest as of 9-30-05.

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	As Reported		Proforma
	Nine months ended	Proforma	Nine months ended
	September 30, 2005	AJE	September 30, 2005
	(Unaudited)		(Unaudited)

Net sales	$8,291,440		$8,291,440
Cost of sales	3,401,000		3,401,000

Gross profit	4,890,440	—	4,890,440
Operating expenses:
Selling, general and administrative	4,058,344		4,058,344
Research and development	1,773,000		1,773,000
Depreciation and amortization	139,973		139,973

Total operating expenses	5,971,317	—	5,971,317

Operating loss	(1,080,877)		(1,080,877)
Other expense:
Interest expense	(687,445)	200,543	(486,902)
Debt conversion expense	(485,798)		(485,798)
Proforma loss on sale of assets		(233,972)	(233,972)
Other	1,477		1,477

Total other expense	(1,171,766)	(33,429)	(1,205,195)

Loss from continuing operations	(2,252,643)	(33,429)	(2,286,072)
Income (loss) from discontinued operations	142,338	(142,338)	—

NET LOSS	$(2,110,305)	$(175,767)	$(2,286,072)

Preferred dividends	(612,749)		(612,749)

Net loss applicable to common stockholders	$(2,723,054)		$(2,898,821)

Net loss per share — basic and diluted:
Continuing operations	$(0.12)		$(0.12)
Discontinued operations	0.01		0.00

Net loss per share — basic and diluted	$(0.11)		$(0.12)

Weighted average number of common shares outstanding — basic and diluted	24,745,561		24,745,561

Note —	The proforma adjustments reflect the removal of the assets, liabilities and net income of the discontinued operation as of 9-30-05. The $3,000,000 of cash proceeds are assumed to have been received at January 1, 2005 and used to reduce debt. Due to the reduced debt level, a proforma adjustment was made to reduce interest expense and accrued interest as of 9-30-05.

VIEWCAST.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	As Reported		Proforma
	Year ended		Year ended
	December 31,	Proforma	December 31,
	2004	AJE	2004

Net sales	$20,526,922	$(11,087,880)	$9,439,042
Cost of sales	12,261,384	(8,576,500)	3,684,884

Gross profit	8,265,538	(2,511,380)	5,754,158
Operating expenses:
Selling, general and administrative	6,876,291	(2,277,126)	4,599,165
Research and development	1,831,776		1,831,776
Depreciation and amortization	396,678	(266,011)	130,667

Total operating expenses	9,104,745	(2,543,137)	6,561,608

Operating loss	(839,207)	31,757	(807,450)
Other expense:
Interest expense	(857,286)	43,239	(814,047)
Debt conversion expense	(1,233,723)		(1,233,723)
Other	84,844	(10,996)	73,848

Total other expense	(2,006,165)	32,243	(1,973,922)

Loss from continuing operations	(2,845,372)	64,000	(2,781,372)
Income (loss) from discontinued operations	—	(64,000)	(64,000)

NET LOSS	$(2,845,372)	$—	$(2,845,372)

Preferred dividends	(909,015)		(909,015)

Net loss applicable to common stockholders	$(3,754,387)		$(3,754,387)

Net loss per share — basic and diluted:
Continuing operations	$(0.17)		$(0.17)
Discontinued operations	0.00		(0.00)

Net loss per share — basic and diluted	$(0.17)		$(0.17)

Weighted average number of common shares outstanding — basic and diluted	21,954,576		21,954,576

(d)	Exhibits

10.1	Letter Agreement dated November 18, 2005 by Delta Computec Inc. regarding release of John DeVito from the confidentiality, non-competition and non-solicitation provisions of his employment agreement.
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: November 23, 2005	By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated November 18, 2005 by Delta Computec Inc. regarding release of John DeVito from the confidentiality, non-competition and non-solicitation provisions of his employment agreement.